EXHIBIT 10.4


                         AMENDMENT AGREEMENT NUMBER FOUR
                         TO LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT AGREEMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November _, 2001, is entered into between and among, on the one hand U.S. BANK NATIONAL ASSOCIATION, as a lender and as the arranger and administrative agent ("Agent") for the lenders that become members of the Lender Group pursuant to the terms of the Agreement (as that term is defined below) (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and, on the other hand, 3D SYSTEMS CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower," and individually and collectively, jointly and severally, as the "Borrowers") and amends that certain Loan and Security Agreement, dated as of May 21, 2001, between and among Agent and Borrowers, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated July 26, 2001, that certain Amendment Agreement Number Two to Loan and Security Agreement, dated August 16, 2001, that certain letter agreement, dated August 30, 2001, and that certain Amendment Agreement Number Three to Loan and Security Agreement, dated October __, 2001 , between Agent, on the one hand, and Borrowers, on the other hand (as amended, the "Agreement"). All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                    RECITALS

     WHEREAS, Borrowers, among other things, have requested that Lenders agree to extend the deadline for Borrowers to complete certain unsatisfied conditions subsequent contained in the Agreement.

     WHEREAS, Lenders have agreed to Borrowers' requests on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. SECTION 3.2(B) of the Agreement is deleted in its entirety and is replaced with the following:

          "(b) on or before November 30, 2001, deliver to Agent the duly executed Control Agreements, and each such Control Agreement shall be in full force and effect;"

     2. SECTION 3.2(F) of the Agreement is deleted in its entirety and is replaced with the following:



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          "(f) on or before November 30, 2001, deliver to Agent such Collateral
     Access Agreements from lessors, warehousemen, bailees, and other third persons as Agent may require in its Permitted Discretion."

     3. SECTION 3.2(H) of the Agreement is deleted in its entirety and is replaced with the following:

          "(h) on or before November 30, 2001, Agent shall have received an opinion of Borrowers' Colorado counsel in form and substance reasonably satisfactory to Agent and all information and opinions reasonably required by Agent's United Kingdom counsel in order to issue an opinion reasonably satisfactory to Agent shall have been delivered by Borrowers to Agent's United Kingdom counsel."

     4. SECTION 3.2(I) of the Agreement is deleted in its entirety and is replaced with the following:

          "(i) on or before November 30, 2001, deliver to Agent a completed
     Schedule 5.8(c) of this Agreement respecting the Capitalization of Borrower's Subsidiaries."

     5. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

     6. This Amendment shall be deemed effective as of the date first hereinabove written and shall have no retroactive effect whatsoever. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

                  [Remainder of Page Intentionally Left Blank]



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                       3D SYSTEMS CORPORATION,
                                       a Delaware corporation as Administrative
                                       Borrower and as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       3D SYSTEMS, INC.,
                                       a California corporation as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       3D CAPITAL CORPORATION,
                                       a California corporation, as a Borrower


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------



                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Agent and as a Lender


                                       By: /S/ FRANCIS S. LIM
                                          -------------------------------------
                                              Francis S. Lim, Vice President



                                       UNITED CALIFORNIA BANK,
                                       as a Lender


                                       By: /S/ DAVID G. KRONEN
                                          -------------------------------------
                                       Title:  VICE PRESIDENT
                                             ----------------------------------


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                            REAFFIRMATION OF GUARANTY


     The undersigned has executed a Continuing Guaranty ("Guaranty") in favor of Lenders respecting the obligations of Borrowers owing to Lenders. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that the Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Lenders to notify the undersigned of any changes in the financial accommodations made available to Borrowers or to seek reaffirmations of the Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.


                                       3D HOLDINGS, LLC,
                                       a Delaware limited liability company


                                       By: /S/ E. JAMES SELZER
                                          -------------------------------------
                                       Title:  CFO
                                             ----------------------------------


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